================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------


       Date of Report (Date of Earliest Event Reported): February 28, 2002

                             HIGH SPEED ACCESS CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-26153                                     61-1324009
--------------------------------------    --------------------------------------
    (Commission File Number)               (I.R.S. Employer Identification No.)

  10901 WEST TOLLER DRIVE
  LITTLETON, COLORADO                                      80127
----------------------------------------  --------------------------------------
(Address of Principal Executive offices)                 (Zip Code)

                                 (720) 922-2500
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)

================================================================================

ITEM 1. NOT APPLICABLE.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  On February 28, 2002, High Speed Access Corp. ("HSA") consummated the sale of substantially all of its assets (the "Asset Sale") to CC Systems, LLC ("Charter") immediately after obtaining the required approval of HSA's stockholders. The Asset Sale was effected pursuant to an asset purchase agreement (the "Asset Purchase Agreement"), dated September 28, 2001, between HSA and Charter Communications Holding Company, LLC ("Charter Holdco"). Subsequent to September 28, 2001, Charter Holdco assigned to Charter the rights to purchase assets and certain other rights under the Asset Purchase Agreement and certain other related agreements.

                  The assets acquired by Charter pursuant to the Asset Purchase Agreement were used by HSA primarily in the provision of high speed internet access to residential and commercial customers of Charter and its affiliates via cable modems. The assets generated approximately 60% of HSA's total revenue for the first three fiscal quarters of 2001 and approximately 55% of its total revenue for the fiscal year 2000. Following the completion of HSA's cost reduction efforts initiated in the second half of 2001, the assets acquired by Charter generated substantially all of HSA's total revenue. Accordingly, prior to the Asset Sale, Charter and its affiliates were also HSA's largest customer.

                  Pursuant to the terms of the Asset Purchase Agreement, Charter acquired certain assets from HSA in consideration for (i) the payment to HSA of a cash amount equal to $81.1 million, subject to certain adjustments, (ii) the assumption of certain of HSA's operating liabilities, and (iii) the tender to HSA of all HSA's outstanding shares of Series D Preferred Stock and warrants held by Charter Holdco to purchase shares of Common Stock. At the closing, Charter agreed to certain reductions in HSA's indemnification obligations under the Asset Purchase Agreement. Charter has held back an aggregate of $2.75 million of the purchase price to secure certain purchase price adjustments and indemnity claims against HSA under the Asset Purchase Agreement. Of this amount, $750,000 will be payable to HSA as specified in the Asset Purchase Agreement on or about April 30, 2002, less any adjustments, and $2.0 million will be payable on or about February 28, 2003, less any amounts used to secure or satisfy actual indemnification claims. After taking account of the various purchase price adjustments, obligations paid by Charter on HSA's behalf and the indemnification holdback, HSA received from Charter on February 28, 2002, a cash amount equal to $69.5 million.

                  Also on February 28, 2002, HSA purchased 20,222,139 shares of Common Stock from Vulcan for an aggregate purchase price of $4,448,870, or $.22 per share. The consummation of the Asset Sale was a condition precedent to the purchase of Common Stock from Vulcan. Following the consummation of the Asset Sale and the purchase of Common Stock from Vulcan, none of Vulcan, Charter or any of their respective affiliates hold any equity interest in HSA. Accordingly, HSA is no longer affiliated with Vulcan, Charter or any of their respective affiliates.

                  All information concerning the Asset Sale and the purchase of Common Stock from Vulcan, as well as the description of HSA's plans following the consummation of the Asset Sale, that is part of the Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the "SEC") by HSA on February 1, 2002, is incorporated herein by reference.

ITEMS 3-6. NOT APPLICABLE.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                             HIGH SPEED ACCESS CORP.
                          UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

    For purposes of the High Speed Access Corp. (the "Company") Unaudited Pro Forma Condensed Consolidated Financial Information and the accompanying notes set forth herein, except as otherwise specifically noted or unless the context otherwise requires, any reference herein to "Charter" should be deemed a reference individually and/or collectively to any of the following Charter entities: Charter Communications Holding Company, LLC, Charter Communications, Inc, CC Systems, LLC, and Charter Communications Ventures, LLC.

    The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2001 and the unaudited pro forma condensed consolidated statements of continuing operations for the nine month periods ended September 30, 2001 and 2000, the years ended December 31, 2000 and 1999 and the period April 3, 1998 (Inception) to December 31, 1998, have been presented to give effect to the discontinuance of the Company's High Speed Internet Access and Related Services business, which included the Asset Sale. The unaudited pro forma financial information also gives effect to the discontinuance of the Company's International ISP Infrastructure Services business. The pro forma financial information illustrates (i) the effect of the Asset Sale and other discontinued businesses as if they had been consummated on September 30, 2001 for the unaudited pro forma balance sheet, and (ii) the effect of the Asset Sale and other discontinued businesses as if it had been consummated on April 3, 1998 for the unaudited pro forma condensed consolidated statements of continuing operations.

    The "pro forma" amounts in the following statements give effect to the Asset Sale and the related discontinuance of the high speed Internet access and related services provided to Charter. The "as adjusted" amounts in the following statements give effect to the other discontinued business including the exit of non-Charter system agreements, the disposal of Digital Chainsaw, the discontinuance of efforts to enter the DSL market, and the termination of our International ISP Infrastructure Services agreement with KNRW.

    The unaudited pro forma financial information also gives effect to the purchase of 20,222,139 shares of our common stock from Vulcan, as if the purchase had occurred on September 30, 2001 for the unaudited pro forma condensed consolidated balance sheet and on June 4, 1999, the date on which the shares were originally issued, for the unaudited pro forma condensed consolidated statements of continuing operations.

    The unaudited pro forma condensed consolidated financial information should be read in conjunction with our historical consolidated financial statements and accompanying notes. The unaudited pro forma condensed consolidated financial information is presented for comparative purposes only and is not intended to be indicative of actual consolidated results of continuing operations or consolidated financial position that would have been achieved had the Asset Sale been consummated and had the other businesses been discontinued as of the dates indicated above, nor do they purport to indicate results which may be attained in the future.

                             HIGH SPEED ACCESS CORP.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001

                                                                                           ADJUSTMENTS
                                                          HIGH SPEED                       RELATING TO
                                                         ACCESS CORP.      BUSINESS          BUSINESS
                                                         (HISTORICAL)    DISPOSITION       DISPOSITION     PRO FORMA
                                                         ------------    -----------       -----------     ----------
                                                                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                        ASSETS
Current assets:
  Cash and cash equivalents ...........................    $   12,132     $   70,816(a)     $  (11,430)(c) $   71,518
  Short-term investments ..............................        22,419                                          22,419
  Restricted cash .....................................         2,404                                           2,404
  Accounts receivable, net ............................         5,131         (2,951)(a)                        2,180
  Indemnity holdback -- Charter .......................            --          2,750(a)                         2,750
  Prepaid expenses and other current assets ...........         6,528         (4,821)(a)                        1,707
                                                           ----------     ----------        ----------     ----------
        Total current assets ..........................        48,614         65,794           (11,430)       102,978
Property, equipment and improvements, net .............        29,472        (28,322)(a)                        1,150
Deferred distribution agreement costs, net ............         9,082         (9,082)(a)                           --
Other non-current assets ..............................         5,424         (4,966)(a)                          458
                                                           ----------     ----------        ----------     ----------
        Total assets ..................................    $   92,592     $   23,424        $  (11,430)    $  104,586
                                                           ==========     ==========        ==========     ==========

                                          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ....................................    $    5,467                                      $    5,467
  Accrued compensation and related expenses ...........         7,939     $   (1,010)(a)                        6,929
  Other current liabilities ...........................        13,048                                          13,048
  Long-term debt, current portion .....................         2,359                       $   (2,345)(c)         14
  Capital lease obligations, current portion ..........         8,261         (1,602)(a)        (5,179)(c)      1,480
                                                           ----------     ----------        ----------     ----------
        Total current liabilities .....................        37,074         (2,612)           (7,524)        26,938
Long-term debt ........................................           516                             (516)(c)         --
Capital lease obligations .............................         5,311         (1,297)(a)        (1,948)(c)      2,066
Other liabilities .....................................           551                                             551
                                                           ----------     ----------        ----------     ----------
        Total liabilities .............................        43,452         (3,909)           (9,988)        29,555
                                                           ----------     ----------        ----------     ----------
Stockholders' equity:
  Preferred stock, $.01 par value .....................             1                               (1)(d)         --
  Common stock, $.01 par value ........................           604                                             604
  Additional paid-in-capital ..........................       742,144                           (3,662)(d)    738,482
  Treasury stock, at cost .............................            --         (3,663)(d)         3,663(d)          --
  Deferred compensation ...............................        (2,056)                                         (2,056)
  Accumulated deficit .................................      (691,907)        30,996(b)         (1,442)(c)   (662,353)
  Accumulated other comprehensive income ..............           354                                             354
                                                           ----------     ----------        ----------     ----------
        Total stockholders' equity ....................        49,140         27,333            (1,442)        75,031
                                                           ----------     ----------        ----------     ----------
        Total liabilities and stockholders' equity ....    $   92,592     $   23,424        $  (11,430)    $  104,586
                                                           ==========     ==========        ==========     ==========

                                                        PURCHASE OF
                                                          VULCAN
                                                          COMMON
                                                          SHARES                AS ADJUSTED
                                                        -----------             -----------
                                                        (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                         ASSETS
Current assets:
  Cash and cash equivalents ...........................  $   (4,449)(e)          $   67,069
  Short-term investments ..............................                              22,419
  Restricted cash .....................................                               2,404
  Accounts receivable, net ............................                               2,180
  Indemnity holdback -- Charter .......................                               2,750
  Prepaid expenses and other current assets ...........                               1,707
                                                         ----------              ----------
        Total current assets ..........................      (4,449)                 98,529
Property, equipment and improvements, net .............                               1,150
Deferred distribution agreement costs, net ............                                  --
Other non-current assets ..............................                                 458
                                                         ----------              ----------
        Total assets ..................................  $   (4,449)             $  100,137
                                                         ==========              ==========

                                          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ....................................                          $    5,467
  Accrued compensation and related expenses ...........                               6,929
  Other current liabilities ...........................                              13,048
  Long-term debt, current portion .....................                                  14
  Capital lease obligations, current portion ..........                               1,480
                                                         ----------              ----------
        Total current liabilities .....................                              26,938
Long-term debt ........................................          --                      --
Capital lease obligations .............................                               2,066
Other liabilities .....................................                                 551
                                                         ----------              ----------
        Total liabilities .............................          --                  29,555
                                                         ----------              ----------
Stockholders' equity:
  Preferred stock, $.01 par value .....................                                  --
  Common stock, $.01 par value ........................                                 604
  Additional paid-in-capital ..........................                             738,482
  Treasury stock, at cost .............................  $   (4,449)(e)              (4,449)
  Deferred compensation ...............................                              (2,056)
  Accumulated deficit .................................                            (662,353)
  Accumulated other comprehensive income ..............                                 354
                                                         ----------              ----------
        Total stockholders' equity ....................      (4,449)                 70,582
                                                         ----------              ----------
        Total liabilities and stockholders' equity ....  $   (4,449)             $  100,137
                                                         ==========              ==========

    The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                             HIGH SPEED ACCESS CORP.

  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                         UNAUDITED
                                                           INCOME         ADJUSTMENTS
                                       HIGH SPEED       STATEMENT OF      RELATING TO
                                      ACCESS CORP.        BUSINESS          BUSINESS
                                      (HISTORICAL)      DISPOSITION       DISPOSITION         PRO FORMA
                                      ------------      ------------      ------------       ------------
                                              (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue .....................     $     27,700      $     16,529                         $     11,171
                                      ------------      ------------      ------------       ------------
Costs and expenses:
  Operating .....................           62,319            31,812                               30,507
  Engineering ...................           17,466             9,904                                7,562
  Sales and marketing ...........            8,603             4,508                                4,095
  General and
     administrative:
     Amortization of
       distribution
       agreement costs ..........            5,322             2,097                                3,225
     Asset impairment
       charges ..................           29,147                                                 29,147
     Other general and
       administrative
       expenses .................           24,590            15,947                                8,643
                                      ------------      ------------      ------------       ------------
          Total general and
            administrative ......           59,059            18,044                               41,015
                                      ------------      ------------      ------------       ------------
          Total costs and
            expenses ............          147,447            64,268                               83,179
                                      ------------      ------------      ------------       ------------
Loss from continuing
   operations ...................         (119,747)          (47,739)                             (72,008)
Investment income ...............            2,835                                                  2,835
Interest expense ................           (1,778)             (924)     $       (597)(a)           (257)
                                      ------------      ------------      ------------       ------------
Net loss from continuing
   operations ...................     $   (118,690)     $    (48,663)     $       (597)      $    (69,430)
                                      ============      ============      ============       ============
Basic and diluted net loss
   from continuing
   operations applicable
   to common
   stockholders .................     $      (2.02)                                          $      (1.18)
                                      ============                                           ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing
   operations applicable
   to common stockholders
   per share ....................       58,755,437                                             58,755,437



                                         OTHER
                                      DISCONTINUED
                                       BUSINESSES                      AS ADJUSTED
                                      ------------                     ------------
                                   (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue .....................     $     11,171(b)                            --
                                      ------------                     ------------
Costs and expenses:
  Operating .....................           30,507(b)                            --
  Engineering ...................            7,562(b)                            --
  Sales and marketing ...........            4,095(b)                            --
  General and
     administrative:
     Amortization of
       distribution
       agreement costs ..........            3,225(b)                            --
     Asset impairment
       charges ..................           29,147(b)                            --
     Other general and
       administrative
       expenses .................            4,322(b)                  $      4,321
                                      ------------                     ------------
          Total general and
            administrative ......           36,694                            4,321
                                      ------------                     ------------
          Total costs and
            expenses ............           78,858                            4,321
                                      ------------                     ------------
Loss from continuing
   operations ...................          (67,687)                          (4,321)
Investment income ...............                                             2,835
Interest expense ................                                              (257)
                                      ------------                     ------------
Net loss from continuing
   operations ...................     $    (67,687)                    $     (1,743)
                                      ============                     ============
Basic and diluted net loss
   from continuing
   operations applicable
   to common
   stockholders .................                                      $      (0.05)
                                                                       ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing
   operations applicable
   to common stockholders
   per share ....................                                        38,533,298(c)

    The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                             HIGH SPEED ACCESS CORP.

  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                        UNAUDITED
                                                          INCOME          ADJUSTMENTS
                                       HIGH SPEED       STATEMENT OF      RELATING TO
                                      ACCESS CORP.       BUSINESS          BUSINESS
                                      (HISTORICAL)      DISPOSITION       DISPOSITION            PRO FORMA
                                      ------------      ------------      ------------          ------------
                                                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue .....................     $      9,033      $      5,113                            $      3,920
                                      ------------      ------------      ------------          ------------
Costs and expenses:
  Operating .....................           48,923            22,092                                  26,831
  Engineering ...................           16,439             7,613                                   8,826
  Sales and marketing ...........           18,393             9,938                                   8,455
  General and
     administrative:
     Amortization of
       distribution
       agreement costs ..........            1,912             1,337                                     575
     Other general and
       administrative
       expenses .................           15,803             7,588                                   8,215
                                      ------------      ------------      ------------          ------------
          Total general and
            administrative ......           17,715             8,925                                   8,790
                                      ------------      ------------      ------------          ------------
          Total costs and
            expenses ............          101,470            48,568                                  52,902
                                      ------------      ------------      ------------          ------------
Loss from continuing
   operations ...................          (92,437)          (43,455)                                (48,982)
Investment income ...............            5,535                                                     5,535
Interest expense ................           (1,564)             (689)     $       (669)(a)              (206)
                                      ------------      ------------      ------------          ------------
Net loss from
   continuing operations ........     $    (88,466)     $    (44,144)     $       (669)         $    (43,653)
                                      ============      ============      ============          ============
Basic and diluted net
   loss from continuing
   operations
   applicable to common
   stockholders .................     $      (1.59)                                             $      (0.79)
                                      ============                                              ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing
   operations
   applicable to common
   stockholders per share .......       55,563,508                                                55,563,508



                                          OTHER
                                       DISCONTINUED
                                        BUSINESSES                      AS ADJUSTED
                                       ------------                     ------------
                                     (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue .....................      $      3,920(b)                            --
                                       ------------                     ------------
Costs and expenses:
  Operating .....................            26,831(b)                            --
  Engineering ...................             8,826(b)                            --
  Sales and marketing ...........             8,455(b)                            --
  General and
     administrative:
     Amortization of
       distribution
       agreement costs ..........               575(b)                            --
     Other general and
       administrative
       expenses .................             2,590(b)                  $      5,625
                                       ------------                     ------------
          Total general and
            administrative ......             3,165                            5,625
                                       ------------                     ------------
          Total costs and
            expenses ............            47,277                            5,625
                                       ------------                     ------------
Loss from continuing
   operations ...................           (43,357)                          (5,625)
Investment income ...............                                              5,535
Interest expense ................                                               (206)
                                       ------------                     ------------
Net loss from
   continuing operations ........      $    (43,357)                    $       (296)
                                       ============                     ============
Basic and diluted net
   loss from continuing
   operations
   applicable to common
   stockholders .................                                       $      (0.01)
                                                                        ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing
   operations
   applicable to common
   stockholders per share .......                                         35,341,369(c)

    The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                             HIGH SPEED ACCESS CORP.

  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                         UNAUDITED
                                                           INCOME         ADJUSTMENTS
                                       HIGH SPEED       STATEMENT OF      RELATING TO
                                      ACCESS CORP.        BUSINESS          BUSINESS
                                      (HISTORICAL)      DISPOSITION       DISPOSITION            PRO FORMA
                                      ------------      ------------      ------------          ------------
                                                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue .....................     $     14,200      $      7,887                            $      6,313
                                      ------------      ------------      ------------          ------------
Costs and expenses:
  Operating .....................           70,289            32,781                                  37,508
  Engineering ...................           23,960            12,351                                  11,609
  Sales and marketing ...........           25,147            13,958                                  11,189
  General and
     administrative:
     Amortization of
       distribution
       agreement costs ..........            2,674             1,578                                   1,096
     Asset impairment
       charges ..................           22,444                                                    22,444
     Other general and
       administrative
       expenses .................           25,309            15,197                                  10,112
                                      ------------      ------------      ------------          ------------
          Total general and
            administrative ......           50,427            16,775                                  33,652
                                      ------------      ------------      ------------          ------------
          Total costs
            and expenses ........          169,823            75,865                                  93,958
                                      ------------      ------------      ------------          ------------
Loss from continuing
   operations ...................         (155,623)          (67,978)                                (87,645)
Investment income ...............            7,371                                                     7,371
Interest expense ................           (2,158)           (1,008)     $       (914)(a)              (236)
                                      ------------      ------------      ------------          ------------
Net loss from
   continuing operations ........     $   (150,410)     $    (68,986)     $       (914)         $    (80,510)
                                      ============      ============      ============          ============
Basic and diluted net
   loss from continuing
   operations
   applicable to common
   stockholders .................     $      (2.67)                                             $      (1.43)
                                      ============                                              ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing
   operations
   applicable to common
   stockholders per share .......       56,347,891                                                56,347,891



                                          OTHER
                                       DISCONTINUED
                                        BUSINESSES                       AS ADJUSTED
                                       ------------                      ------------
                                     (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue .....................      $      6,313(b)                             --
                                       ------------                      ------------
Costs and expenses:
  Operating .....................            37,508(b)                             --
  Engineering ...................            11,609(b)                             --
  Sales and marketing ...........            11,189(b)                             --
  General and
     administrative:
     Amortization of
       distribution
       agreement costs ..........             1,096(b)                             --
     Asset impairment
       charges ..................            22,444(b)                             --
     Other general and
       administrative
       expenses .................             2,612(b)                   $      7,500
                                       ------------                      ------------
          Total general and
            administrative ......            26,152                             7,500
                                       ------------                      ------------
          Total costs
            and expenses ........            86,458                             7,500
                                       ------------                      ------------
Loss from continuing
   operations ...................           (80,145)                           (7,500)
Investment income ...............                                               7,371
Interest expense ................                                                (236)
                                       ------------                      ------------
Net loss from
   continuing operations ........      $    (80,145)                     $       (365)
                                       ============                      ============
Basic and diluted net
   loss from continuing
   operations
   applicable to common
   stockholders .................                                        $      (0.01)
                                                                         ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing
   operations
   applicable to common
   stockholders per share .......                                          36,125,752(c)

    The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                             HIGH SPEED ACCESS CORP.

  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                         UNAUDITED
                                                           INCOME         ADJUSTMENTS
                                       HIGH SPEED       STATEMENT OF      RELATING TO
                                      ACCESS CORP.        BUSINESS          BUSINESS
                                      (HISTORICAL)      DISPOSITION       DISPOSITION            PRO FORMA
                                      ------------      ------------      ------------          ------------
                                                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue .....................     $      3,446      $      1,765                            $      1,681
                                      ------------      ------------      ------------          ------------
Costs and expenses:
  Operating .....................           24,021            11,491                                  12,530
  Engineering ...................            9,255             4,422                                   4,833
  Sales and marketing ...........           18,134             7,153                                  10,981
  General and
     administrative:
     Amortization of
       distribution
       agreement costs ..........            3,723               154                                   3,569
     Other general and
       administrative
       expenses .................           14,927             5,827                                   9,100
                                      ------------      ------------      ------------          ------------
          Total general and
            administrative ......           18,650             5,981                                  12,669
                                      ------------      ------------      ------------          ------------
          Total costs
            and expenses ........           70,060            29,047                                  41,013
                                      ------------      ------------      ------------          ------------
Loss from continuing
   operations ...................          (66,614)          (27,282)                                (39,332)
Investment income ...............            6,181                                                     6,181
Interest expense ................             (519)             (190)     $       (190)(a)              (139)
                                      ------------      ------------      ------------          ------------
Net loss from continuing
   operations ...................          (60,952)          (27,472)             (190)              (33,290)
Mandatorily redeemable
   convertible
   preferred stock
   dividends ....................           (1,122)                                                   (1,122)
Accretion to redemption
   value of mandatorily
   redeemable
   convertible
   preferred stock ..............         (229,148)                                                 (229,148)
                                      ------------                                              ------------
Net loss from continuing
   operations available
   to common stockholders .......     $   (291,222)     $    (27,472)     $       (190)         $   (263,560)
                                      ============      ============      ============          ============
Basic and diluted net
   loss from continuing
   operations applicable
   to common stockholders .......     $      (8.69)                                             $      (7.87)
                                      ============                                              ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing operations
   applicable to common
   stockholders per share .......       33,506,735                                                33,506,735



                                            OTHER
                                         DISCONTINUED
                                          BUSINESSES                     AS ADJUSTED
                                         ------------                    ------------
                                       (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue .....................        $      1,681(b)                           --
                                         ------------                    ------------
Costs and expenses:
  Operating .....................              12,530(b)                           --
  Engineering ...................               4,833(b)                           --
  Sales and marketing ...........              10,981(b)                           --
  General and
     administrative:
     Amortization of
       distribution
       agreement costs ..........               3,569(b)                           --
     Other general and
       administrative
       expenses .................               2,350(b)                 $      6,750
                                         ------------                    ------------
          Total general and
            administrative ......               5,919                           6,750
                                         ------------                    ------------
          Total costs
            and expenses ........              34,263                           6,750
                                         ------------                    ------------
Loss from continuing
   operations ...................             (32,582)                         (6,750)
Investment income ...............                                               6,181
Interest expense ................                                                (139)
                                         ------------                    ------------
Net loss from continuing
   operations ...................             (32,582)                           (708)
Mandatorily redeemable
   convertible
   preferred stock
   dividends ....................                                              (1,122)
Accretion to redemption
   value of mandatorily
   redeemable
   convertible
   preferred stock ..............                                            (229,148)
                                                                         ------------
Net loss from continuing
   operations available
   to common stockholders .......        $    (32,582)                   $   (230,978)
                                         ============                    ============
Basic and diluted net
   loss from continuing
   operations applicable
   to common stockholders .......                                        $     (17.39)
                                                                         ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing operations
   applicable to common
   stockholders per share .......                                          13,284,596(c)

    The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                             HIGH SPEED ACCESS CORP.

             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                              CONTINUING OPERATIONS
         FOR THE PERIOD APRIL 3, 1998 (INCEPTION) TO DECEMBER 31, 1998

                                                      UNAUDITED
                                                        INCOME         ADJUSTMENTS
                                    HIGH SPEED       STATEMENT OF      RELATING TO
                                   ACCESS CORP.        BUSINESS          BUSINESS
                                   (HISTORICAL)      DISPOSITION       DISPOSITION       PRO FORMA
                                   ------------      ------------      ------------     ------------
                                          (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue ..................     $        337      $         56                       $        281
                                   ------------      ------------      ------------     ------------
Costs and expenses:
  Operating ..................            2,067               942                              1,125
  Engineering ................            2,266               997                              1,269
  Sales and marketing ........            3,696             1,548                              2,148
  General and
     administrative ..........            2,323             1,022                              1,301
                                   ------------      ------------      ------------     ------------
          Total costs
            and expenses .....           10,352             4,509                              5,843
                                   ------------      ------------      ------------     ------------
Loss from continuing
   operations ................          (10,015)           (4,453)                            (5,562)
Investment income ............               94                                                   94
Interest expense .............              (54)                                                 (54)
                                   ------------      ------------      ------------     ------------
Net loss from continuing
   operations ................           (9,975)           (4,453)                            (5,522)
Mandatorily redeemable
   convertible preferred
   stock dividends ...........             (385)                                                (385)
Accretion to redemption
   value of mandatorily
   redeemable convertible
   preferred stock ...........         (120,282)                                            (120,282)
                                   ------------                                         ------------
Net loss from continuing
   operations available
   to common stockholders ....     $   (130,642)     $     (4,453)                      $   (126,189)
                                   ============      ============      ============     ============
Basic and diluted net
   loss from continuing
   operations applicable
   to common stockholders ....     $     (21.07)                                        $     (20.35)
                                   ============                                         ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing
   operations applicable
   to common stockholders
   per share .................        6,200,000                                            6,200,000



                                        OTHER
                                     DISCONTINUED
                                      BUSINESSES                        AS ADJUSTED
                                     ------------                       ------------
                                    (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net revenue ..................       $        281(b)                              --
                                     ------------                       ------------
Costs and expenses:
  Operating ..................              1,125(b)                              --
  Engineering ................              1,269(b)                              --
  Sales and marketing ........              2,148(b)                              --
  General and
     administrative ..........                651                       $        650
                                     ------------                       ------------
          Total costs
            and expenses .....              5,193                                650
                                     ------------                       ------------
Loss from continuing
   operations ................             (4,912)                              (650)
Investment income ............                                                    94
Interest expense .............                                                   (54)
                                     ------------                       ------------
Net loss from continuing
   operations ................             (4,912)                              (610)
Mandatorily redeemable
   convertible preferred
   stock dividends ...........                                                  (385)
Accretion to redemption
   value of mandatorily
   redeemable convertible
   preferred stock ...........                                              (120,282)
                                                                        ------------
Net loss from continuing
   operations available
   to common stockholders ....       $     (4,912)                      $   (121,277)
                                     ============                       ============
Basic and diluted net
   loss from continuing
   operations applicable
   to common stockholders ....                                          $     (19.56)
                                                                        ============
Shares used in the
   calculation of basic
   and diluted net loss
   from continuing
   operations applicable
   to common stockholders
   per share .................                                             6,200,000

    The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                             HIGH SPEED ACCESS CORP.

                          NOTES TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

    Pro forma adjustments giving effect to the Asset Sale and the discontinuance of other businesses in the unaudited pro forma condensed consolidated balance sheet at September 30, 2001 include the following:

    a. Reflects the net cash received from Charter, and the elimination of the assets sold to and the liabilities assumed by Charter as if the Asset Sale had occurred on September 30, 2002. The cash received, as if the Asset Sale had occurred on September 30, 2001, is calculated as follows (in millions):

          Cash purchase price per Agreement...............................      $   81.1
                                                                                --------
          Adjustments:
            Current assets acquired by Charter, net of payments
               due under Sections 4.02(a) and 4.03(b) of the Agreement....           0.4
            Capital leases and other current liabilities assumed by
               Charter....................................................          (4.0)
            Indemnity holdbacks...........................................          (2.8)
            Transaction expenses, net of $2.0 million paid at
               September 30, 2001.........................................          (3.9)
                                                                                --------
                    Total adjustments.....................................         (10.3)
                                                                                --------
          Net cash proceeds from sale to Charter..........................      $   70.8
                                                                                ========

    After taking into account the various purchase price adjustments, certain obligations paid by Charter on the Company's behalf and the indemnification holdback, the Company actually received from Charter on February 28, 2002, a cash amount equal to $69.5 million.

    b. Reflects the gain on the sale of assets sold to and the liabilities assumed by Charter as if the Asset Sale occurred on September 30, 2001. The actual gain on the sale of assets will differ to the extent that the actual cash proceeds from the Asset Sale and the amount of the liabilities assumed by Charter change (in millions):

      Net cash proceeds from sale to Charter ......             $   70.8
      Fair value of preferred stock................                  3.7
      Liabilities assumed by Charter...............                  3.9
      Book value of assets acquired by Charter.....                (50.2)
      Indemnity holdbacks..........................                  2.8
                                                                --------
      Gain on sale.................................             $   31.0
                                                                ========

    c. Reflects the use of cash to pay off certain outstanding capital leases and debt as of September 30, 2001, which resulted in the recognition of a loss on the extinguishment of these liabilities.

    d. Reflects the fair value of 75,000 shares of the Company's Series D Senior Convertible Preferred Stock held by Charter and its affiliate, Vulcan, received by the Company as consideration for assets sold and subsequently cancelled as a result of the Agreement. Fair value was based on the value of the Company's common stock into which the preferred stock is convertible. Reference was made to closing market values of the common stock two trading days before and two trading days after September 28, 2001.

    e. Reflects the purchase of 20,222,139 shares of our common stock from Vulcan for an aggregate purchase price of $4.5 million or $0.22 per share.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF CONTINUING OPERATIONS

    Pro forma adjustments giving effect to the Asset Sale and the discontinuance of other businesses in the unaudited pro forma condensed consolidated statements of continuing operations for the nine months ended September 30, 2001 and 2000, the years ended December 31, 2000 and 1999 and the period April 3, 1998 (Inception) to December 31, 1998, include the following, as if the Asset Sale had occurred on April 3, 1998.

    a. Reflects the elimination of interest expense on capital leases and debt of the Company that would not have been incurred during each of the nine month periods ended September 30, 2001 and 2000, the years ended December 31, 2000 and 1999 and the period April 3, 1998 (Inception) to December 31, 1998, as if the capital leases and debt were paid down at April 3, 1998.

    b. Reflect the other discontinued businesses, including the exit from non-Charter cable systems, the disposal of Digital Chainsaw, the discontinuance of efforts to enter the DSL market and the termination of our International infrastructure services agreement with KNRW, as if these events occurred on April 3, 1998.

    c. Reflects the purchase of 20,222,139 shares of our common stock from Vulcan.

         (c)      Exhibits

         2.1 Asset Purchase Agreement, dated September 28, 2001, between High Speed Access Corp. and Charter Communications Holding Company, LLC (incorporated by reference to current report on Form 8-K, filed by HSA on October 1, 2001).

         2.2 Letter agreement between High Speed Access Corp., Charter Communications Holding Company, LLC and CC Systems, LLC dated February 28, 2002.*

         99.1     Press Release, dated February 28, 2002.*

         99.2 Financial statements (incorporated by reference to HSA's Definitive Proxy Statement on Schedule 14A, filed by HSA on February 1, 2002).

----------

         * Filed herewith.

ITEMS 8-9. NOT APPLICABLE.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HIGH SPEED ACCESS CORP.


Date:    March 11, 2002.                By:    /s/ GEORGE WILLETT
                                               -------------------------------
                                        Name:  George Willett
                                        Title: Chief Financial Officer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   2.1 Asset Purchase Agreement, dated September 28, 2001, between High Speed Access Corp. and Charter
                         Communications Holding Company, LLC (incorporated by reference to current report on Form 8-K, filed by HSA on October 1, 2001).

   2.2                   Letter agreement between High Speed Access Corp.,
                         Charter Communications Holding Company, LLC and CC
                         Systems, LLC dated February 28, 2002.*

   99.1                  Press Release, dated February 28, 2002.*

   99.2 Financial statements (incorporated by reference to HSA's Definitive Proxy Statement on Schedule 14A, filed by HSA on February 1, 2002).

----------

* Filed herewith.